SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 30, 2002

FIRST SECURITY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	333-59338	58-2461486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       (423) 266-2000

Item 5.         OTHER EVENTS

         On April 30, 2002, First Security Group, Inc. (the “Company”) announced financial results for the first quarter ended March 31, 2002, reporting earnings of $806 thousand versus $93 thousand for the same period in 2001. A copy of the press release announcing the Company’s results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)        Exhibits.

Exhibit
Number	Description

99.1	Press Release.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY GROUP, INC

Date: May 10, 2002	By:	/s/	Rodger B. Holley

		Name:	Rodger B. Holley

		Title:	Chairman, Chief Executive Officer and President